Summer 2001

Virginia SNAPsm Annual Report

SNAPSM ANNUAL REPORT FOR PERIOD ENDING JUNE 30, 2001

The Virginia SNAPSM Fund returned 6.05% for the year ending June 30, 2001, beating the 5.74% average return produced by the 214 Institutional Money Market Funds followed in Lipper, Inc., a mutual fund ranking service. We attribute outperformance to superior sector selection, the decision earlier last year to extend when we felt short yields were at their highest, and again the last month of the quarter when we felt the Federal Reserve’s easing cycle was coming to an end.

Signs of a slower economy towards the end of last year pushed rates lower and bond prices higher. On January 3, 2001 the Federal Reserve surprised the markets with an intermeeting cut of 50 basis points and have continued to cut rates throughout the year. They did so for the sixth time at the last FOMC (Federal Open Market Committee) meeting on June 20, bringing the Fed Funds rate from 6.50% at year end to a current rate of 3.75%. Three month T-Bills were steady throughout the second half of 2000 ending the year just 4.5 basis points higher than on June 30, 2000 at 5.895%. The first half of 2001 had a different feeling to it as T-Bill rates have dropped 223 basis points since the beginning of the year to a low of 3.66%.

We have had mixed economic numbers over the past several months. Industrial production continues to be on a downturn with the year over year number for June down 3.60%. Inflation remains under control as the PPI (Producer Price Index) and CPI (Consumer Price Index) have come down since the beginning of the year. Consumer confidence remains high, which helps prove the theory that the slow down in the industrial sector isn’t being passed on to the consumer.

With its latest easing move in late June and the publication of the minutes from the May 15 FOMC meeting, the Fed has clearly signaled that the end of its aggressive easing cycle may be coming to an end. Policymakers in June stated they have dropped rates a fair amount and the rate cuts are beginning to have their desired impact.

The last Fed ease of only 25 basis points, after the Fed did 5 consecutive moves of 50, surprised the markets and short-term rates actually rose for a short period of time. We took advantage of this and extended our average maturity from 55 days before the meeting to a current weighted average maturity of 65 days. This should put us in a strong position to outperform going forward.

Returns as of 6/30/2001** Portfolio Inception Date: July 24, 1995
	SNAPsm Fund	IBC’s First Tier Institutional Average
Average Annual Returns
1 Year	6.05%	5.58%*
5 Years	5.68%	5.30%
Since Portfolio Inception	5.68%	5.32%
7-day net annualized yield	4.12%	3.64%
30-day net annualized yield	4.24%	3.76%

*	IBC First Tier Institutional Average return for the 1 year period is provided by IBC Financial Data, Inc.
**	Past Performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
While the portfolio manager will endeavor to manage the portfolio in accordance with the investment process, there are no guarantees that they will be successful.

January 2001 to June 2001 New Accounts

City of Williamsburg	Northampton County	City of Suffolk
Chesterfield County	Virginia Tech Foundation	Henrico County
Amherst County	Loudoun County	Arlington County
Wythe County	Craig County	Mathews County
Town of Blacksburg	Middlesex County	Virginia Resources Authority
City of Hampton	Virginia Public School Authority

SNAPSM CONFERENCE SCHEDULE

As you know, in 2001 SNAPsm decided to team up with various conferences, including the Virginia Resources Authority, the Virginia Government Finance Officers Association and the Treasurers’ Association of Virginia for their annual conferences. SNAPsm representatives presented a demonstration of the new and improved website and the new account access feature, as well as giving Participants an update of what’s new with SNAPsm.

We hope that everyone was able to attend at least one of the training sessions we provided. If you were not and would like a presentation package, please contact a SNAPsm representative at 800-570-7627. Also, we would appreciate any input regarding this new conference format. Any comments, suggestions, etc. may be emailed to fstone@evergreeninvestments.com.

SNAPSM ADVISORY BOARD ANNUAL MEETING

We are planning the next annual meeting of the SNAPsm Advisory Board for late September in Arlington, Virginia. Advisory Board members will be contacted in the upcoming weeks with more details.

2001 SNAPSM PARTICIPANT SURVEY RESULTS

The results of the 2001 SNAPsm Participant Survey will be presented at the September, 2001 Treasury Board Meeting. A copy of the results will be included in your September SNAPsm statements.

NATIONAL ASSOCIATION OF COUNTIES (NACO) CONVENTION

Al Samper of SNAPsm and Michael Muratore of Ernst & Young, LLP, were invited to speak at the National Association of Counties Annual Convention in Philadelphia in July. They presented to NACO an overview of the benefits of the Virginia SNAPsm program and a discussion of current arbitrage issues. After the presentation, a number of county finance officials expressed interest and requested additional information about the program. We are pleased that Virginia can be a leader in terms of offering a state endorsed program such as Virginia SNAPsm.

SNAPsm Fund Schedule of Investments June 30, 2001

	Principal Amount	Value

Certificates of Deposit – 10.7%
Bayerische Hypotheken Union Bank,
3.87%, 7/29/2002	$25,000,000	$24,992,168
Branch Banking & Trust Co.,
3.698%, 9/24/2001	55,000,000	55,000,969
BT Alex Brown,
4.09%, 8/21/2001	23,000,000	23,002,556
First USA Bank Corp.,
4.47%, 8/3/2001	15,000,000	15,001,485
National City Bank, Inc.,
3.86%, 7/2/2001	50,000,000	49,996,521

Total Certificates of Deposit		167,993,699

Commercial Paper – 34.3%
Asset Backed – 14.0%
Alpine Securitization Corp.,
3.96%, 7/5/2001	60,000,000	59,980,200
Asset One Securitization LLC,
3.96%, 7/11/2001	50,228,000	50,178,274
Concord Minutemen Capital Corp.,
3.94%, 7/10/2001	50,156,000	50,112,086
Halogen Capital Co.,
3.83%, 7/16/2001	60,000,000	59,910,633

		220,181,193

Diversified Financials – 20.3%
Bavaria Trust Corp.,
3.95%, 7/2/2001	65,000,000	65,000,000
Citibank Credit Card Issuance Trust,
3.95%, 7/6/2001	61,540,000	61,512,991
Galaxy Funding, Inc.,
3.93%, 7/20/2001	60,000,000	59,882,100
Montauk Funding Corp.,
3.97%, 7/5/2001	70,000,000	69,976,842
Parthenon Receivables,
3.75%, 7/16/2001	62,085,000	61,994,459

		318,366,392

Total Commercial Paper		538,547,585

SNAPsm Fund Schedule of Investments (Continued) June 30, 2001

	Principal Amount	Value

Corporate Bonds – 33.5%
Automobiles – 1.1%
DaimlerChrysler Corp.,
6.91%, 8/15/2001	$17,000,000	$17,000,000

Banks – 5.1%
Bank One Corp. MTN,
4.903%, 7/9/2001	50,000,000	50,025,354
BankAmerica Corp.,
4.102%, 8/20/2001	30,000,000	30,015,983

		80,041,337

Diversified Financials – 24.7%
American Express Centurion,
4.011%, 7/9/2001	50,000,000	50,000,000
Bear Stearns Companies, Inc.,
3.96%, 7/29/2002	35,000,000	35,000,000
Dorada Finance, Inc.,
4.051%, 7/4/2001	50,000,000	50,000,000
Goldman Sachs Group, LP:
4.10%, 7/19/2001	25,000,000	25,014,309
4.885%, 7/15/2001	20,000,000	20,000,000
Household Financial Corp. MTN,
3.66%, 8/13/2001	25,000,000	24,899,192
Merrill Lynch & Co., Inc.,
7.52%, 5/3/2002	15,000,000	15,400,246
Norwest Corp.,
6.80%, 5/15/2002	7,825,000	7,991,777
Overseas Private Investor Corp.,
3.85%, 7/4/2001	20,000,000	20,000,000
Sigma Financial Corp.,
4.051%, 7/4/2001	50,000,000	50,000,000
VW Credit, Inc.,
6.795%, 9/21/2001 144A	40,000,000	40,000,000
Washington Mutual Bank,
4.00%, 7/15/2001	50,000,000	49,979,354

		388,284,878

Health Care Providers & Services – 1.0%
AARP,
3.90%, 7/5/2001	15,000,000	15,000,000

Wireless Telecommunications Services – 1.6%
Vodafone Airtouch Plc,
3.957%, 9/21/2001	25,000,000	25,033,333

Total Corporate Bonds		525,359,548

SNAPsm Fund Schedule of Investments (Continued) June 30, 2001

	Principal Amount	Value

Municipal Obligations – 4.6%
Hospital – 2.1%
Catholic Hlth. Initiatives RB,
4.25%, 7/4/2001	$32,800,000	$32,800,000

Housing – 2.5%
Virginia State Hsg. Dev. Auth. Cmnwlth. Mtge. RB,
4.00%, 7/4/2001	40,000,000	40,000,000

Total Municipal Obligations		72,800,000

U.S. Government & Agency Obligations – 15.3%
FHLB:
3.75%, 6/28/2002	15,000,000	15,000,000
3.757%, 9/21/2001	25,000,000	25,000,000
4.78%, 4/25/2002	50,000,000	50,000,000
FHLMC,
4.25%, 5/29/2002	15,000,000	14,985,000
FNMA,
5.25%, 2/21/2002	35,000,000	35,000,000
SLMA:
3.891%, 7/3/2001	50,000,000	49,997,493
3.961%, 7/3/2001	50,000,000	50,000,000

Total U.S. Government & Agency Obligations		239,982,493

Repurchase Agreement – 1.0%
State Street Bank & Trust Co., 4.07%, dated 6/29/2001,
due 7/2/2001, maturity value is $16,010,213 (a)	16,004,785	16,004,785

Total Investments – (cost $1,560,688,110(b)) – 99.4%		1,560,688,110
Other Assets and Liabilities – 0.6%		9,103,774

Net Assets – 100.0%		$1,569,791,884

(a)	This repurchase agreement is fully collateralized by $16,660,000 GNMA, 6.89%, 2/1/2031; value including accrued interest is $16,326,800.

(b)	On June 30, 2001, the cost of investments for federal income tax purposes for the Fund was the same as for financial reporting purposes.

144A	Security that may be sold to “qualified institutional buyers” under Rule 144A. The securities have been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
FHLB	Federal Home Loan Bank	MTN	Medium Term Note
FHLMC	Federal Home Loan Mortgage Corporation	RB	Revenue Bond
FNMA	Federal National Mortgage Association	SLMA	Student Loan Marketing Association

See Notes to Financial Statements.

SNAPsm Fund Statement of Assets and Liabilities June 30, 2001

Assets
Investment at amortized cost	$1,560,688,110
Interest receivable	9,651,412
Prepaid expenses and other assets	50,533

Total assets	1,570,390,055

Liabilities
Advisory fee payable	94,234
Payable for Fund shares redeemed	22
Distributions payable	172,043
Accrued expenses and other liabilities	331,872

Total liabilities	598,171

Net assets (represented entirely by paid-in-capital)	$1,569,791,884

Shares outstanding	1,569,791,884

Net asset value per share	$1.00

Statement of Operations Year Ended June 30, 2001

Investment income
Interest	$84,483,868

Expenses
Advisory fee	1,050,320
Trustees’ fees and expenses	13,758
Printing and postage expenses	18,301
Custodian fee	143,587
Registration and filing fees	95,959
Professional fees	20,340
Other	152,426

Total expenses	1,494,691
Less: Fee waivers	(21,850)

Net expenses	1,472,841

Net investment income	83,011,027

Net increase in net assets resulting from operations	$83,011,027

See Notes to Financial Statements.

SNAPsm Fund Statement of Changes in Net Assets

Year Ended June 30, 2001		Year Ended June 30, 2000

Operations
Net investment income	$83,011,027	$65,057,883

Distributions to shareholders from net investment income	(83,011,027)	(65,057,883)

Capital share transactions, at net asset value of $1.00 per share
Proceeds from shares sold	1,605,813,926	1,087,007,610
Payment for shares redeemed	(1,378,630,198)	(1,162,632,449)
Net asset value of shares issued in reinvestment of
distributions	83,308,870	69,787,279

Net increase (decrease) in net assets resulting from
capital share transactions	310,492,598	(5,837,560)

Total increase (decrease) in net assets	310,492,598	(5,837,560)
Net assets
Beginning of period	1,259,299,286	1,265,136,846

End of period	$1,569,791,884	$1,259,299,286

See Notes to Financial Statements.

SNAPsm Fund Financial Highlights (For a share outstanding throughout each period)

	Year Ended June 30,

	2001	2000	1999	1998	1997

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income from investment operations
Net investment income	0.06 ††	0.06 ††	0.05 ††	0.06 ††	0.05 ††

Less distributions to shareholders from net investment income	(0.06)††	(0.06)††	(0.05)††	(0.06)††	(0.05)††

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total return	6.05%	5.86%	5.30%	5.71%	5.51%

Ratios and Supplemental Data
Net assets, end of period (thousands)	$1,569,792	$1,259,299	$1,265,137	$1,083,364	$1,045,583
Ratios to average net assets
Expenses	0.10%	0.11%	0.11%	0.11%	0.11%
Net investment income	5.85%	5.73%	5.17%	5.56%	5.38%

†† Includes net realized capital gains and losses, if any, which was less than $0.005 per share.

See Notes to Financial Statements.

SNAPsm Fund
Notes to Financial Statements
June 30, 2001

1.  Organization

SNAPsm Fund (the “Fund”) is a diversified series of Evergreen Select Money Market Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On July 24, 1995, the Fund commenced operations through an exchange of shares with the Virginia State Non-Arbitrage Program (“SNAP”) in the amount of $628,335,685.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

E.  Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3.  Advisory Fees and Other Transactions with Affiliates

During the year ended June 30, 2001, the investment advisory contract for the Fund was transferred amongst wholly owned subsidiaries controlled by First Union Corporation (“First Union”). The current investment advisor for the Fund is Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, shareholder approval was not required because the portfolio manager of the Fund and the advisory fees paid by the Fund did not change during the transfer.

EIMC is paid a management fee that is calculated and paid daily based on amounts determined by applying percentage rates, starting at 0.08% and declining to 0.04% per annum as net assets increase, to the average daily net assets of the Fund.

During the year ended June 30, 2001, the amount of investment advisory fees waived by the investment advisor was $21,850 and the impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets amounted to 0.00%.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

SNAPsm Fund
Notes to Financial Statements (Continued)

4.  Capital Share Transactions

Net assets consist entirely of paid-in-capital applicable to $1,569,791,884. The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized.

5.  Deferred Trustees’ Fees

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

6.  Governmental Accounting and Financial Reporting for Investments and Investment Pools

Governmental accounting standards state that credit risk is the risk that the investor may not be able to obtain possession of its investment instrument or collateral at maturity. A portfolio of a subject entity is required to be characterized into certain categories. Risk category 1 includes investments that are insured or registered or for which the securities are held by the investor or its agent in the investor’s name. Risk category 2 includes uninsured or unregistered investments for which the securities are held by the broker’s or dealer’s trust department or agent in the investor’s name. Risk category 3 includes uninsured or unregistered investments for which the securities are held by the broker or dealer, or by its trust department or agent but not in the investor’s name. All investments held at June 30, 2001 are in risk category 1.

7.  New Accounting Pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopting these requirements will not have a material impact on the Fund’s financial statements.

Independent Auditors’ Report

The Board of Trustees and Shareholders
Evergreen Select Money Market Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Virginia SNAP Fund, a portfolio of the Evergreen Select Money Market Trust, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period ended June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Virginia SNAP Fund as of June 30, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
August 10, 2001

SNAPsm Advisory Board

Alfred C. Anderson
Josephine Blakenship
Ellen V. Booker
Barbara O. Carraway
Richard A. Cordle
John J. Cusimano
W. Forrest Matthews, Jr.
Mary G. Morris
Marie G. Neal
Francis X. O’Leary
Fred W. Parker
John H. Tuohy
Ronald H. Williams

Commonwealth of Virginia Treasury Board Mary G. Morris, Chairperson Whitney Adams Diana F. Cantor Spencer H. Elmore William E. Landsidle Danny M. Payne Dr. Charles D. Whyte

Our Commitment
To form a partnership that benefits the state,
program participants, and taxpayers of Virginia.

951 East Byrd Street, P.O. Box 1357, Richmond, VA 23218-1357
(804) 782-3770 (800) 570-SNAPsm FAX (804) 344-6443

This publication must be preceded or accompanied by the fund’s prospectus which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before investing or sending money. The SNAPsm fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

78278	555782